                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1996 to April 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1996.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/Phyllis A. Knight
                                 -----------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1996


                                       CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                       TRUST ACCOUNT #13223001
                                       REMITTANCE DATE:  5/15/96



                                                  Total$          Per $1,000
Class A Certificates                              Amount           Original
--------------------                          --------------  ------------------
(1a) Amount available (including
     Monthly Servicing Fee)                    $6,308,970.65

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                               0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate (6.10%)           6.10%
         b. Class A-1 Interest                    720,664.92       5.00461750
         c. Class A-2 Remittance Rate(6.45%)            6.45%
         d. Class A-2 Interest                    314,437.50       5.37500000
         e. Class A-3 Remittance Rate(6.90%)            6.90%
         f. Class A-3 Interest                    181,700.00       5.75000000
         g. Class A-4 Remittance Rate(7.20%)            7.20%
         h. Class A-4 Interest                    421,440.00       6.00000000
         i. Class A-5 Remittance Rate(7.65%,
            unless Weighted Average Contract
            Rate is below 7.65%)                        7.65%
         j. Class A-5 Interest                    521,857.50       6.37500000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                    .00              .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                    .00              .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                2,674,570.00              N/A
         a. Scheduled Principal                   575,232.89              N/A
         b. Principal Prepayments               2,073,216.37              N/A
         c. Liquidated Contracts                   26,120.74              N/A
         d. Repurchases                                  .00              N/A
     (6) Pool Scheduled Principal
          Balance                             460,363,910.91     989.45894067


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996


                                          CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                          TRUST ACCOUNT #13223001
                                          REMITTANCE DATE:  5/15/96

   (6a)  Pool Factor                                 .98945894
   (7)   Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                              .00
   (8)   Class A Percentage for such Remittance
         Date                                           91.96%
   (9)   Class A Percentage for the following
         Remittance Date                                91.92%
   (10)  Class A Principal Distribution:
         a. Class A-1                             2,674,570.00   18.57340278
         b. Class A-2                                      .00           .00
         c. Class A-3                                      .00           .00
         d. Class A-4                                      .00           .00
         e. Class A-5                                      .00           .00

   (11)  Class A-1 Principal Balance            139,095,578.91  965.94152021
   (11a) Class A-1 Pool Factor                       .96594152

   (12)  Class A-2 Principal Balance             58,500,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                      1.00000000

   (13)  Class A-3 Principal Balance             31,600,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                      1.00000000

   (14)  Class A-4 Principal Balance             70,240,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                      1.00000000

   (15)  Class A-5 Principal Balance             81,860,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                      1.00000000

   (16) Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                               .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (17)    31-59 days                               195,202.11             3

   (18)    60 days or more                           39,198.72             1

   (19)    Current Month Repossessions               46,816.71             2

   (20)    Repossession Inventory                    87,906.92             4

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%, 7.20%,
                                     7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1996
                       CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                       TRUST ACCOUNT #13223001
                       REMITTANCE DATE:  5/15/96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                              .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                  .0%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                               .04%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                 .01%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from March 1, 2000 to
         February 28, 2001, 6.5% from March 1, 2001 to
         February 28, 2002, 8.5% from March 1, 2002 to
         February 28, 2003 and 9.5% thereafter)                      .001%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                     7,327.00
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .01%

(25) Class M-1 Principal Balance Test

    (a) The sum of Class M-1 Principal Balance and Class B
        Principal Balance (before distributions on current
        Remittance Date) divided by Pool Scheduled Principal
        Balance as of preceding Remittance Date (may not
        exceed 25.5%)                                               17.08%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%, 7.20%,
                                     7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1996
                       CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                       TRUST ACCOUNT #13223001
                       REMITTANCE DATE:  5/15/96

(26)  Class B Principal Balance Test

    (a) Class B Principal Balance (before any distributions
        on current Remittance Date) as of such Remittance date
        greater than $9,305,367.00                                 .00

    (b) Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance as of preceding Remittance Date is
        equal to or greater than 12.00%                          8.04%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996
                                    Page 5
                                 CUSIP#'S 393505LX8
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE:  5/15/96

                                                Total $        Per $1,000
                                                Amount          Original
                                               --------        ----------
CLASS M1 CERTIFICATES
---------------------
  (27) Amount available (including Monthly
       Servicing Fee)                          1,474,300.76

A.     Interest
  (28) Aggregate interest
       a. Class M-1 Remittance Rate (7.60%,
          unless Weighted Average Contract
          Rate is below 7.60%)                        7.60%
       b. Class M-1 Interest                     254,050.00     6.33333333

  (29) Amount applied to Class M-1 Interest
       Deficiency Amount                                .00              0

  (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                .00              0

  (31) Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall           .00              0

  (32) Remaining:
       a. Unpaid Class M-1 Interest Shortfall           .00              0

B.     Principal
  (33) Formula Principal Distribution Amount
       a. Scheduled Principal                           .00            N/A
       b. Principal Prepayments                         .00            N/A
       c. Liquidated Contracts                          .00            N/A
       d. Repurchases                                   .00            N/A

  (34) Class M-1 Principal Balance            41,850,000.00  1000.00000000
 (34a) Class M-1 Pool Factor                     1.00000000

  (35) Class M-1 Percentage for such Remittance
       Date                                            .00%

  (36) Class M-1 Percentage for the following
       Remittance Date                                 .00%

  (37) Class M-1 Principal Distribution:
       a. Class M-1 (current)                           .00     0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                          .00

  (38) Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996          CUSIP#'S 393505LY6,LZ3
                                                       REMITTANCE DATE:  5/15/96

                                                Total $      Per $1,000
                                                Amount        Original
                                               -------       ----------
Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                  1,209,250.73

(2)   Class B-1 Remittance Rate (7.55% unless
      Weighted Average Contract Rate is
      below 7.55%)                                   7.55%

(3)   Aggregate Class B1 Interest               117,025.00     6.29166667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                            .00            .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                               .00            .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date         .00

(8a)  Class B Percentage for such Remittance Date      .00

(8b)  Class B Percentage for the following
      Remittance Date                                  .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(10a) Class B1 Principal Shortfall                     .00

(10b) Unpaid Class B1 Principal Shortfall              .00

(11)  Class B Principal Balance              37,218,332.00

(12)  Class B1 Principal Balance             18,600,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available              1,092,225.73

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                       7.90%

(15)  Aggregate Class B2 Interest               122,570.69     6.58333357


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996          CUSIP#'S 393505LY6,LZ3
                                                       REMITTANCE DATE:  5/15/96

                                                Total $       Per $1,000
                                                Amount         Original
                                                -------       ----------
(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                            .00             .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                               .00             .00
(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                             .00

(19) Class B2 Principal Liquidation Loss Amount       .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                             .00

(21) Guarantee Payment                                .00

(22) Class B2 Principal Balance             18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                          192,932.70

(24) 3% Guarantee Fee                          776,722.34

(25) Class C Residual Payment                         .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                  .00
(27) Class B-1 Interest Deficiency on such
     Remittance Date                                  .00

(28) Repossessed Contracts                      46,816.71

(29) Repossessed Contracts Remaining
     in Inventory                               87,906.92

(30) Weighted Average Contract Rate               9.83787

                                      GTFC
                                     1996-2
                                  April, 1996
                              Defaulted Contracts

                                                 Estimated
                                     Repurchase   Loss at
Account        Principal   Interest    Amount    Sale Date
-------------  ----------  --------  ----------  ---------

   63321729     26,120.74    157.37   26,278.11   7,327.00
               ----------   -------  ----------  ---------
   Totals      $26,120.74   $157.37  $26,278.11  $7,327.00
               ==========   =======  ==========  =========